VALIC COMPANY II

MID CAP GROWTH FUND

Supplement dated October 20, 2004

to

Prospectus dated January 1, 2004

On October 19, 2004, with respect to the Mid Cap Growth Fund, the Board of Trustees approved the termination of the investment sub-advisory agreement between The Variable Annuity Life Insurance Company ("VALIC") and INVESCO Institutional (N.A.), Inc. effective as of the close of business October 19, 2004 and approved an investment sub-advisory agreement with A I M Capital Management, Inc. ("AIM"). The investment sub-advisory agreement with AIM will become effective as of the open of business on October 20, 2004. AIM and INVESCO Institutional (N.A.) are indirect wholly-owned subsidiaries of AMVESCAP PLC.

The change of sub-adviser will not result in any modifications to the investment objective, principal investment strategies, portfolio managers, or the advisory or sub-advisory fees of the Fund as stated in its Prospectus. The subadvisory fees paid to AIM will be borne by VALIC and will not result in increased costs to shareholders of the Mid Cap Growth Fund. The Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to approve investment sub-advisory agreements with unaffiliated sub-advisers without a shareholder vote; however, an information statement explaining the change in sub-adviser in further detail will be mailed to all shareholders of record.

On page 18, under the caption "Investment Sub-Adviser," delete the current investment sub-adviser and replace with A I M Capital Management, Inc.

On page 56, under the caption "About the Series Company's Management - Investment Sub-Advisers - INVESCO Institutional (N.A.), Inc. " delete the first paragraph and replace it with the following:

A I M Capital Management, Inc. ("AIM")

11 Greenway Plaza, Houston, Texas 77046

Effective October 20, 2004, AIM became the sub-adviser for the Mid Cap Growth Fund. Previously, the sub-adviser for this Portfolio was INVESCO Institutional (N.A.), Inc., and prior thereto, INVESCO Funds Group, Inc. AIM, INVESCO Institutional and INVESCO Funds Group are indirect wholly-owned subsidiaries of AMVESCAP PLC, an international investment management company based in London, with money managers located in Europe, North and South America, and the Far East. As of June 30, 2004, AIM and its affiliates managed approximately $139 billion in assets.

Paul J. Rasplicka and Michael Chapman are primarily responsible for the day-to-day management of the Mid Cap Growth Fund's portfolio holdings. Mr. Rasplicka is a Senior Portfolio Manager at AIM and has been employed by AIM and its affiliates since 1994. Mr. Chapman is a Portfolio Manager at AIM and has been employed by AIM and its affiliates since 2001. From 1999 to 2001, he was an equity analyst with Chase Manhattan Bank. During part of 1999, Mr. Chapman was a securities analyst with Gulf Investment Management. From 1995 to 1999, he was a portfolio manager with U.S. Global Investors, Inc.

Dated: October 20, 2004

VL10832-F Ver. 10/2004